T. Rowe Price Prime Reserve Fund, Inc.

Supplement to Summary Prospectus

The following information updates the Summary Prospectus for the T. Rowe Price Prime Reserve Fund.

The last sentence of the first paragraph is revised as follows:

This Summary Prospectus incorporates by reference the fund`s prospectus dated October 1, 2009, prospectus supplement dated May 21, 2010, and Statement of Additional Information dated May 1, 2010.

The following sentence under Principal Investment Strategies is hereby deleted:

The fund`s average weighted maturity will not exceed 90 days, and we will not purchase any security with a maturity longer than 13 months.

It is replaced with the following:

The fund`s weighted average maturity will not exceed 60 days, its weighted average life will not exceed 120 days, and the fund will not purchase any security with a maturity longer than 13 months. When calculating its weighted average maturity, a fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. A fund may not take into account these resets when calculating its weighted average life.

The date of this supplement is May 21, 2010.

F44-041-S 5/21/10